                                                                                                                           Exhibit 99.1
IN RE:	CHAPTER 11
UAL CORPORATION, ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
APRIL 1, 2003 THROUGH APRIL 30, 2003 [1]
1 The information contained in the Debtors' monthly operating report (the "MOR") is unaudited, is limited to the Debtors and their filing subsidiaries, is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by UAL Corporation or United Air Lines, Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
APRIL 1, 2003 THROUGH APRIL 30, 2003

DEBTOR'S ADDRESS:	UAL Corporation
1200 East Algonquin Road
Elk Grove Township, IL 60007

DEBTOR'S ATTORNEYS:	James H. M. Sprayregen, P.C. (ARDC No. 6190206)
Marc Kieselstein (ARDC No. 6199255)
David R. Seligman (ARDC No. 0238064)
Steven R. Kotarba (ARDC No. 6245278)
KIRKLAND & ELLIS
200 East Randolph Street
Chicago, IL 60601
(312) 861-2000 (telephone)
(312) 861-2200 (facsimile)
Counsel for the Debtors and Debtors In Possession

REPORT PREPARER:	UAL Corporation et al

I declare under penalty of perjury that the information contained in this monthly operating report
(including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: 5/28/03	DEBTOR-IN-POSSESSION

Print Name/Title:

Signature:

Address:	1200 East Algonquin Road
Elk Grove Township, IL 60007

Phone:

I.	Table of Contents

II.	UAL Corporation, et al. Unaudited Financial Statements

A.	Condensed Consolidating Statement of Operations (Discloses only filing entities)
B.	Statements of Consolidated Financial Position (Form 10Q to be filed by August 15, 2003)
C.	Statements of Consolidated Cash Flows (Form 10Q to be filed by August 15, 2003)

III.	Summary of Cash Receipts and Cash Disbursements

A.	Unaudited Consolidated Receipt Summary
B.	Unaudited Disbursements by Legal Filing Entity and Summary

IV.	Additional Schedules

A.	Insurance - Certifications
B.	Payments to Insiders - Certification
C.	Description of Tax Trusts / Escrows
D.	Payments to Secured Creditors and Lessors
E.	Professional Fee Payments
F.	Accounts Receivable Schedule and Accounts Payable Schedule
G.	Bank Accounts and Financial Institution Relationships

V.	Tax Questionnaire

UAL Corporation, et al. -Filing Entities

	Legal Filing Entity	Reporting Structure
1	UAL Corporation	X-1
2	United Air Lines, Inc.	X-1
3	UAL Company Services, Inc.	X-1
4	UAL Loyalty Services, Inc.	X-1
5	Confetti Inc.	X-4
6	Mileage Plus Holdings, Inc.	X-4
7	Mileage Plus Marketing, Inc.	X-6
8	MyPoints.com, Inc.	X-4
9	Cybergold, Inc.	X-8
10	iTarget.com, Inc.	X-8
11	MyPoints Offline Services, Inc.	X-8
12	UAL Benefits Management Inc.	X-1
13	United BizJet Holdings, Inc.	X-1
14	BizJet Charter, Inc.	X-13
15	BizJet Fractional, Inc.	X-13
16	BizJet Services, Inc.	X-13
17	Kion Leasing, Inc.	X-2
18	Premier Meeting and Travel Services, Inc.	X-2
19	United Aviation Fuels Corporation	X-2
20	United Cogen, Inc.	X-2
21	Mileage Plus, Inc.	X-2
22	United GHS, Inc.	X-2
23	United Worldwide Corporation	X-2
24	United Vacations, Inc.	X-2
25	Four Star Leasing, Inc.	X-1
26	Air Wis Services, Inc.	X-1
27	Air Wisconsin, Inc.	X-26
28	Domicile Management Services, Inc.	X-26

UAL CORPORATION AND SUBSIDIARY COMPANIES (filing entities only)
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE MONTH ENDED APRIL 30, 2003
($ amounts in 000's)

			UAL
			CONSOLIDATING

Total operating revenues			1,037,549

Total operating expenses			1,334,362

Earnings (loss) from operations			(296,813)

Non-operating income (expenses):
Net interest expense			(42,002)
Reorganization items			(26,848)
Other income (expenses), net:			(9,221)
Special charges			-
Total non-operating income (expenses):			(78,071)

Earnings (loss) before income taxes			(374,884)

Total tax provision (credit)			-

Net earnings (loss)			(374,884)

CASE NAME: UAL Corporation et al.			CASE NUMBERS : 02-48191 through 02-48218

Filed Entities of UAL Corporation [1]

SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

For The Period Ending APRIL 30, 2003				(Amounts in US dollar $)

BEGINNING BALANCE (ending balance February 28th 2003)
Operating Accounts - DOM				$22,417,105
Operating Accounts - INT				$15,344,494
London Overnight Investment Balance [2]				$2,371,050
Liquidity Pool				$851,462,786
Restricted Cash [3]				$633,027,806
Subsidiaries:
a. Mileage Plus, Inc.				$395,654
b. Premier Meeting and Travel Services, Inc.				$589,214
c. MyPoints.com, Inc.				$22,934,091
d. Domicile Management Services, Inc.				$232,641
e. UAL Loyalty Services, Inc.				$1,654,810
f. United Aviation Fuel Corporation				$1,057,766
TOTAL BEGINNING BALANCE				$1,551,487,418

RECEIPTS (Summary of all domestic and international bank accounts):
1. Receipts from operations (net of Intercompany receipts)			$1,180,932,408
2. Debtor -In-Possession Financing			$0
3. Other receipts			$384,161,316

TOTAL RECEIPTS		(A)	$1,565,093,724

DISBURSEMENTS (Summary of all accounts):
1. Net payroll [4]
a. Officers			$661,841
b. Non-Officer			$257,113,167

2. Taxes paid or deposited:
a. Federal Income Tax and FICA withholdings			$111,378,268
b. State income tax w/held			$14,232,256
c. State sales or use tax			$177,856
d. Other [5]			$100,882,961

3. Necessary Operational Disbursements[6]
a. Operating Disbursements (net of Intercompany disbursements)			$932,824,067
b. Transferred to escrows / restricted cash			-
c. Other necessary expenses			$0

TOTAL DISBURSEMENTS		(B)	$1,417,270,415

NET RECEIPTS (Line (A) less Line (B))				$147,823,310

ENDING BALANCE (BEGINNING BALANCE PLUS NET RECEIPTS)				$1,699,310,728

Bank One Overnight Investment Account (month over month change) [7]				$4,751,989

TOTAL ENDING BALANCE[8]				$1,704,062,717

Check

ENDING BALANCE (as of March 31st)
Operating Accounts - DOM			$20,223,061
Operating Accounts - INT			$15,903,768
London Overnight Investment			$2,794,225
Liquidity Pool			$988,372,161
Restricted Cash [3]			$650,957,662
Subsidiaries:
Mileage Plus, Inc.			$238,807
Premier Meeting and Travel Services, Inc.			$505,209
MyPoints.com, Inc.			$22,374,519
Domicile Management Services, Inc.			$199,477
UAL Loyalty Services, Inc.			$909,779
United Aviation Fuel Corporation			$1,584,048

TOTAL ENDING BALANCE			$1,704,062,717

1 See Page 4 for a list of the 28 filing entities.
2 Adjustment to London Overnight Investment Balance
March 31st ending balance			$948,947
Add: Change in balance due to foreign exchange rate adjustment			$1,422,103
April 1st beginning balance ( 1,500,000 GBP * 1.5807 US/GBP)			$2,371,050
3 Restricted cash does not include $200 million held in a Tax Trust Escrow nor restricted cash amounts associated with any non-filing entities. See Schedule C of this report for a description of the Tax Trust Escrow.
4 Includes information for domestic entities only.
5 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
6 Includes certain aircraft financing payments for the month of April (2003). These payments are highlighted in Schedule D of this report.
7 Account used to invest excess funds on a daily basis that are not transferred to liquidity pool.
8 Ending cash balance does not include $200 million held in a Tax Trust Escrow. See Schedule C of this report for a description of the Tax Trust Escrow.
			BANK
ENTITY:	RECEIPT SUMMARY [1]		ACCTS:	See Schedule F for list of bank accounts

RECEIPT SOURCE	DESCRIPTION			AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY			1,287,027,702

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY		4,206,399

International Operational Receipts [2]			BEG BALANCE (LESS) ENDING BALANCE	36,855,644
		PLUS NET REPATRIATION

Total Operational Receipts			TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,328,089,745	( A )

Debtor-In-Possession Financing				0	( B )

Other Non-Operational Receipts [3]	SEE FOOTNOTE BELOW			384,161,316	( C )

Less, Non-filing entities	NONE FOR THIS PERIOD			0

		GROSS RECEIPTS (tie to bank statements)		1,712,251,061

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		147,157,337	( D )

		NET RECEIPTS		$1,565,093,724

Forward to MOR Summary:
Receipts from operations (net of Intercompany receipts)				1,180,932,408	(A-D )
Debtor -In-Possession Financing				0	( B )
Other receipts				384,161,316	( C )
				$1,565,093,724

1 Includes receipt activity for United Airline's Liquidity Pool and the following subsidiaries: MyPoints.com, Inc., Premier Meeting & Travel
Services, Inc., Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc.
2 Accounts for net repatriation to the liquidity pool in the amount of $36,021,871.
3 Includes net activity related to the London overnight investment account, interest income, aircraft sales, local station bank activity, a refund of Debtor-In-Possession underwriting fees and transfers to restricted cash.

		BANK
ENTITY:	LIQUIDITY POOL	ACCTS:	Bank One Acct. #51-67795
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		1,096,928,966

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
			-
			-
			-
Total Non-Bank One Receipts			-

International Operational Receipts [1]	BEG BALANCE (LESS) ENDING BALANCE		$36,581,145
	PLUS NET REPATRIATION
Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		1,133,510,112

Debtor-In-Possession Financing			-

Other Non-Operational Receipts [2]	SEE FOOTNOTE BELOW		$384,128,293

Less, Non-filing entities	NONE FOR THIS PERIOD		-

		GROSS RECEIPTS	1,517,638,404

		UAL	-
		UAL Loyalty Services, Inc.	200,000
		UAL Company Services, Inc.	-
		Confetti Inc.	-
		MyPoints.com, Inc.	1,758,648
		Cybergold, Inc.	-
		iTarget.com, Inc.	-
		MyPoints Offline Services, Inc.	-
		UAL Benefits Management, Inc.	-
		United BizJet Holdings, Inc.	-
		United BizJet Charter, Inc.	-
		United BizJet Fractional, Inc.	-
		United BizJet Services, Inc.	-
		Kion Leasing, Inc.	-
		Premier Meeting and Travel Services, Inc.	61,030
		United Aviation Fuels Corporation	43,730,000
		United Cogen, Inc.	-
		Mileage Plus, Inc.	4,377
		United GHS, Inc.	-
		United Worldwide Corporation	-
		United Vacations, Inc.	-
		Four Star Leasing, Inc.	-
		Air Wisconsin Services, Inc.	-
		Air Wisconsin , Inc.	-
		Domicile Management Services, Inc.	-

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	45,754,055

		NET RECEIPTS	$1,471,884,350

1 Includes receipt activity for all filing entities of UAL Corporation (refer to page 4) except those receipts collected by MyPoints.com, Inc., Premier Meeting
& Travel Services, Inc. Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc. in
operating bank accounts outside of the Liquidity Pool.
2 Includes net activity related to the London overnight investment account, interest income, aircraft sales, local station bank activity, transfers to restricted cash, and an IRS refund of approximately $365 million.

			Fleet Bank # 55157711
			Wells Fargo #449-6837055, 10765100
MYPOINTS.COM, INC.		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		-

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY (see above for accounts)	2,606,399
			-
			-
			-
Total Non-Bank One Receipts			2,606,399

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE		-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		2,606,399

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		17,341

Less, Non-filing entities	NONE FOR THIS PERIOD		-

		GROSS RECEIPTS (tie to bank statement)	2,623,740

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	-

		NET RECEIPTS	$2,623,740

BANK STATEMENT RECONCILIATION:
Beginning Balance	$22,934,091
Receipts	2,623,740
Disbursments	(3,183,312)
Reconciled Ending Balance	$22,374,519

Reported Ending Balance	$22,374,519

Difference	$0

1 Includes receipt activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.

PREMIER MEETING & TRAVEL		BANK
ENTITY:	SERVICES, INC.	ACCTS:	Bank One 55-78531
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		276,644

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY		-
			-
			-
			-
Total Non-Bank One Receipts			-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE		-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		276,644

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		465

Less, Non-filing entities	NONE FOR THIS PERIOD		-

		GROSS RECEIPTS (tie to bank statement)	277,110

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	-

		NET RECEIPTS	$277,110

BANK STATEMENT RECONCILIATION:
Beginning Balance	$589,214
Receipts	277,110
Disbursments	(361,115)
Reconciled Ending Balance	$505,209

Reported Ending Balance	$505,209

Difference	$0

		BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION			AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY			-

Domestic Operational Receipts	SHORE BANK			1,600,000
				-
				-
				-
Total Non-Bank One Receipts				1,600,000

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE			-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY			1,600,000

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.			15,923

Less, Non-filing entities	NONE FOR THIS PERIOD			-

		GROSS RECEIPTS (tie to bank statement)		1,615,923

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		1,600,000

		NET RECEIPTS		$15,923

BANK STATEMENT RECONCILIATION:
Beginning Balance	$395,654
Receipts	1,615,923
Disbursments	(1,772,770)
Reconciled Ending Balance	$238,807

Reported Ending Balance	$238,807

Difference	$0

UNITED AVIATION FUELS		BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION			AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY			182,729,993

Domestic Operational Receipts	NORTHERN TRUST COMPANY			-
				-
				-
				-
Total Non-Bank One Receipts				-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE			-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY			182,729,993

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.			-

Less, Non-filing entities	NONE FOR THIS PERIOD			-

		GROSS RECEIPTS (tie to bank statement)		182,729,993

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		92,480,000
		(Provide detail above)

		NET RECEIPTS		$90,249,993

BANK STATEMENT RECONCILIATION:
Beginning Balance	1,057,766
Receipts	182,729,993
Disbursments	(182,203,711)
Reconciled Ending Balance	$1,584,048

Reported Ending Balance	$1,584,048

Difference	$0

		BANK	BANK ONE ACCT. 11-01955, 11-02250,
ENTITY:	UAL LOYALTY SERVICES, INC.	ACCTS:	10-61639, 11-33545
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION			AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY			7,092,098

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY			-
				-
				-
				-
Total Non-Bank One Receipts				-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE			-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY			7,092,098

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.			-

Less, Non-filing entities	NONE FOR THIS PERIOD			-

		GROSS RECEIPTS (tie to bank statement)		7,092,098

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		7,048,783

		NET RECEIPTS		$43,315

BANK STATEMENT RECONCILIATION:
Beginning Balance	$1,654,810
Receipts	7,092,098
Disbursments	(7,837,129)
Reconciled Ending Balance	$909,779

Reported Ending Balance	$909,779

Difference	$0

		BANK
ENTITY:	DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION			AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY			-

Domestic Operational Receipts	CITIBANK			-
				-
				-
				-
Total Non-Bank One Receipts				-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE			274,499

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY			274,499

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.			(706)

Less, Non-filing entities	NONE FOR THIS PERIOD			-

		GROSS RECEIPTS (tie to bank statement)		273,793

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		274,499

		NET RECEIPTS		($706)

BANK STATEMENT RECONCILIATION:
Beginning Balance	232,641
Receipts	273,793
Disbursments	(306,957)
Reconciled Ending Balance	$199,477

Reported Ending Balance	$199,477

Difference	($0)

			BANK
ENTITY:		DISBURSEMENT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				661,841	( A )
xxx	PAYROLL NON-OFFICER				257,113,167	( B )

04	AVIATION FUEL [2]		(SEE FUEL SUMMARY BELOW)		341,126,420
06	CATERING				27,428,679
03	RECURRING RENT				43,785,016
01	GENERAL PAYABLES				509,903,750
17	INSURANCE				67,720,739
18	LANDING FEES				21,803,619
xxx	OTHER				68,213,181

	SUBTOTAL EXCLUDING PAYROLL				1,079,981,404	( C )

			GROSS DISBURSEMENTS (tie to bank statement)		1,337,756,411

			(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		147,157,337	( D )

			TAXES:
			a. Federal Income Tax and FICA withholdings		111,378,268
			b. State income tax w/held		14,232,256
			c. State sales or use tax		177,856
			d. Other [3]		100,882,961
			TOTAL TAXES		226,671,340	( E )

			NET MONTHLY DISBURSEMENTS		$ 1,417,270,415

Forward to MOR Summary:
Officers Payroll					661,841	( A )
Non-Officer Payroll					257,113,167	( B )
Taxes					226,671,340	( E )
Necessary Operational Disbursements (less intercompany transfers)					932,824,067	(C-D)
					$ 1,417,270,415

1 Includes disbursement activity for all filing entities of UAL Corporation (refer to page 4).
2 Fuel Summary:
UAFC Fuel Disbursements		182,203,711
United Fuel Disbursements		158,922,709
Total Fuel Disbursements		341,126,420
Less: Intercompany Transfers		(136,210,000)
Fuel Disbursements		$ 204,916,420
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

			BANK
ENTITY:		UAL CORPORATION [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES[1]				102,561
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER

	SUBTOTAL EXCLUDING PAYROLL				102,561

			GROSS DISBURSEMENTS (tie to bank statement)		102,561

			(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

			TAXES:
			a. Federal Income Tax and FICA withholdings		-
			b. State income tax w/held		-
			c. State sales or use tax		-
			d. Other [2]		-
			TOTAL TAXES		-

			NET MONTHLY DISBURSEMENTS		102,561

1 Includes expenses incurred by members of the Board of Directors.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment , tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

			BANK
ENTITY:	UNITED AIRLINES, INC. [1]		ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				661,841

xxx	PAYROLL NON-OFFICER				255,916,600

04	AVIATION FUEL		(Includes intercompany transfer to UAFC, see below)		158,922,709
06	CATERING				27,428,679
03	RECURRING RENT				43,785,016
01	GENERAL PAYABLES				500,445,739
17	INSURANCE				67,720,739
18	LANDING FEES				21,803,619
xxx	OTHER [2]				68,213,181

SUBTOTAL EXCLUDING PAYROLL					888,319,682

		GROSS DISBURSEMENTS (tie to bank statement)			1,144,898,122

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES
		MyPoints.com, Inc.			-
		Premier Meeting and Travel Services, Inc.			-
		Mileage Plus, Inc.			1,600,000
		United Aviation Fuels Corporation			92,480,000
		UAL Loyalty Services, Inc.			7,048,783
		Domicile Management Services, Inc.			274,499
		TOTAL TRANSFERS TO OTHER ACCOUNTS / ENTITIES			101,403,282

		TAXES:
		a. Federal Income Tax and FICA withholdings			111,137,293
		b. State income tax w/held			14,203,360
		c. State sales or use tax			177,530
		d. Other (specify) [3]			97,868,035
		TOTAL TAXES			223,386,217

		NET MONTHLY DISBURSEMENTS			$ 1,266,881,057

1 Includes activity for United Airlines, Inc., UAL Company Services, Inc., United GHS, Inc., UAL Benefits Management, Inc. and Air Wisconsin, Inc.
2 Includes corporate volume agreements (APO8), maintenance (APO 9), crew housing (APO 11), damaged bags (APO 12), GSA's (APO14), group deposits (APO 15), tour payables (APO 16), lost baggage claims (APO 19), ORD JJ (APO 21), passenger facility charges (APO 22), cargo claims
(APO 23), property work orders (APO 24), travel agency incentives (APO 25), back end commissions (APO 26),cargo correspondence (APO 29), employee travel expenses (APO 45), DIP fees and interest, 401K, pilot directed account plan and sick leave trust payments.
3 Includes US Federal fuel tax, transportation tax, transportation security fess, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

			BANK	BANK ONE ACCT. 11-01955, 11-02250, 10-61639,
ENTITY:	UAL LOYALTY SERVICES, INC [1]		ACCTS:	11-33545
				(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES[3]				4,832,589
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				4,832,589

		GROSS DISBURSEMENTS (tie to bank statement)			4,832,589

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			200,000

		TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			3,004,540
		TOTAL TAXES			3,004,540

		NET MONTHLY DISBURSEMENTS			$ 7,637,129

1 Includes disbursement activity for Confetti, Inc., Mileage Plus Holdings, Inc. and Mileage Plus Marketing, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
3 General Payables include the following:

	Exec. Mailing Service (postage)	646,170
	Get There (united.com Booking)	475,992

BANK
ENTITY:	MILEAGE PLUS HOLDINGS, INC [1]		ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fess, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
BANK
ENTITY:	MILEAGE PLUS MARKETING, INC [1]		ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fess, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	CONFETTI, INC [1]		ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

BANK
ENTITY:	UAL COMPANY SERVICES, INC. [1]		ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
	MYPOINTS.COM, INC.		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			430,594

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			2,752,718
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			2,752,718

		GROSS DISBURSEMENTS (tie to bank statement)		3,183,312

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		1,758,648

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		$ 1,424,664

1 Includes disbursement activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
			BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	CYBERGOLD, INC. [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
			BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	iTARGET.COM, INC. [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
			BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	MYPOINTS OFFLINE SERVICES, INC. [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL BENEFITS MANAGEMENT, INC.[1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED BIZJET HOLDINGS, INC.[1]		ACCTS:	Bank One #10-96072
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

BANK
ENTITY:	BIZJET CHARTER, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET FRACTIONAL, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET SERVICES, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	KION LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Approximated from Income Statement for the month ended April 30, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
	PREMIER MEETING AND TRAVEL	BANK
ENTITY:	SERVICES, INC.	ACCTS:	Bank One 5578531
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES[2]			361,115
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			361,115

		GROSS DISBURSEMENTS (tie to bank statement)		361,115

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		61,030

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [1]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		$ 300,085

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
2 General Payables include the following:

	Holland American Cruise Line	$71,685
	Art Institute	$41,325

	UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			182,203,711
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			182,203,711

		GROSS DISBURSEMENTS (tie to bank statement)		182,203,711

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		43,730,000

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [1]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		$ 138,473,711

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED COGEN , INC.	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			375,857
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			375,857

		GROSS DISBURSEMENTS (tie to bank statement)		375,857

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [1]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		375,857

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			759,515

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES[1]			735,498
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			735,498

		GROSS DISBURSEMENTS (tie to bank statement)		1,495,013

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		4,377

TAXES:
		a. Federal Income Tax and FICA withholdings		240,975
		b. State income tax w/held		28,896
		c. State sales or use tax		50
		d. Other [2]		7,836
		TOTAL TAXES		277,757

		NET MONTHLY DISBURSEMENTS		$ 1,768,393

1 Primary drivers of the general payables are the following:
	Health Insurance	$376,597
	Rent	$53,747

2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED GHS, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
BANK
ENTITY:	UNITED WORLDWIDE CORPORATION [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Approximated from Income Statement for the month ended April 30, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED VACATIONS, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Approximated from Income Statement for the month ended April 30, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	FOUR STAR LEASING, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Approximated from Income Statement for the month ended April 30, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN, INC. [1]		ACCTS:	See Schedule F for Details

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN SERVICES, INC [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through Air Wisconsin, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

ENTITY:			BANK
	DOMICILE MGMT SERVICES, INC.		ACCTS:	Citibank #0-157487-016

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:			AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				6,458

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES[1]				297,673
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				297,673

		GROSS DISBURSEMENTS (tie to bank statement)			304,131

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			276
		d. Other [2]			2,550
		TOTAL TAXES			2,826

		NET MONTHLY DISBURSEMENTS			$ 306,957

1 Primary drivers of the general payables are the following:
	Narita Excel Hotel Tokyo	$194,551
	Ryoso Grand Transportation	$35,407

2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

SCHEDULE A and B - Payments to Insiders and Insurance

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies held by all legal entities of UAL Corporation have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of April 30, 2003

Signature

Print Name and Title

Date

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C. Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Signature

Print Name and Title

Date

SCHEDULE C - Description of Tax Trusts

Escrow Accounts
The Debtors have created an escrow account to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

Escrow Fund
This escrow fund was established with LaSalle Bank on November 29, 2002 and funded on December 5, 2002 with an initial funding of $200 million to account for the estimated tax liability of UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc.,
Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, Inc., MyPoints Offline Services, Inc., UAL Company Services, Inc.,
Four Star Leasing, Inc.,Air Wisconsin Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc., UAL Benefits Management, Inc.,
United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier
Meeting and Travel Services, Inc., United Aviation Fuel Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United
Worldwide Corporation, and United Vacations, Inc. No subsequent funding or payments are made from the escrow account.

The components of the Escrow fund:
w Federal payroll withholding taxes, FICA (employee portion), and Medicare;
w Federal air transportation excise taxes;
w Federal security charges;
w Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
w Federal Immigration and Naturalization Service (INS) fees;
w Federal customs fees;
w State and local income tax withholding;
w Disability taxes;
w Passenger facility charges ("PFC");
w State sales and use taxes;
w Federal and state fuel taxes
SCHEDULE C - Description of Tax Trusts

Escrow Accounts
The Debtors have created an escrow account to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

Escrow Fund
This escrow fund was established with LaSalle Bank on November 29, 2002 and funded on December 5, 2002 with an initial funding of $200 million to account for the estimated tax liability of UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc.,
Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, Inc., MyPoints Offline Services, Inc., UAL Company Services, Inc.,
Four Star Leasing, Inc.,Air Wisconsin Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc., UAL Benefits Management, Inc.,
United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier
Meeting and Travel Services, Inc., United Aviation Fuel Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United
Worldwide Corporation, and United Vacations, Inc. No subsequent funding or payments are made from the escrow account.

The components of the Escrow fund:
w Federal payroll withholding taxes, FICA (employee portion), and Medicare;
w Federal air transportation excise taxes;
w Federal security charges;
w Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
w Federal Immigration and Naturalization Service (INS) fees;
w Federal customs fees;
w State and local income tax withholding;
w Disability taxes;
w Passenger facility charges ("PFC");
w State sales and use taxes;
w Federal and state fuel taxes
SCHEDULE E - Professional Payments [1]

PROFESSIONAL GROUP	DATE OF COURT ORDER AUTHORIZING PAYMENT	MONTH AMOUNT AUTHORIZED	MONTH AMOUNT PAID
Babcock & Brown	n/a	854,705.53	854,705.53
Huron Consulting Group LLC	n/a	697,259.51	697,259.51
Kirkland & Ellis	n/a	2,804,696.79	2,804,696.79
KPMG LLP	n/a	1,734,016.80	1,734,016.80
Piper Rudnick LLP	n/a	217,645.66	217,645.66
Poorman-Douglas Corporation	n/a	188,664.18	188,664.18
Sonnenschein Nath & Rosenthal	n/a	1,567,883.37	1,567,883.37
Uniform Creditors Committee	n/a	25,237.04	25,237.04

[1]	Professionals, for the purpose of this report, are defined as those who have filed a Professional Retention with the Federal Bankruptcy
Court and whom are subject to the Interim Compensation Motion. All professional fees and expenses incurred in April have been accrued and reported on the Debtor's Balance Sheet. In instances in which fee applications have been received and the associated payments have been made, the accrual has been adjusted and the actual activity has been reflected in the Debtor's Accounts Payable.

SCHEDULE F - Accounts Receivable and Accounts Payable Schedule

STATEMENT OF AGED RECEIVABLES
	Tie -out	Consol.	Filed	Non-Filed
		A/R	Entities	Entities
Beginning of month balance[1]	$942,516,389	$940,450,696	$937,409,257	$3,041,439

Add: sales on account	$1,277,991,025

Less: collections	($1,279,087,431)

Less: Write-offs and Clearing	($4,010,726)

End of month balance	$937,409,257

	0 - 30 Days[2]	31 - 60 Days[2]	61 - 90 Days[2]	Over 90 Days[2]	End of Month Total

	$826,794,965	$50,620,100	$18,748,185	$41,246,007	$937,409,257

1 Includes accruals for unprocessed sales for which the Debtor has not sent an invoice during the reporting period.
2 Accounts receivable aging based on a 1 month historical percentage.

STATEMENT OF ACCOUNTS PAYABLE (POST PETITION)

Consolidated Filing Entities	Tie -out	Consol.	Filed	Non-Filed
		A/P	Entities	Entities
Beginning of month balance [1]	$147,821,205	$208,093,323	$205,635,269	$2,458,054

Add: credit extended	$1,233,211,904

Less: payments on account	$1,175,397,840

End of month balance	$205,635,269

	0 - 30 Days	31 - 60 Days [2]	61 - 90 Days [2]	Over 90 Days [2]	End of Month Total

	$204,783,122	$833,545	$18,602	$0	$205,635,269

1 Includes accruals for goods and services received for which the Debtor has not yet received an invoice during the reporting period.
2 All trade payables over 30 days old are available upon request.

SCHEDULE G - Bank Accounts and Financial Institution Relationships

The Debtors' businesses and financial affairs require the collection, disbursement and movement of funds through numerous bank accounts.
In addition to the 179 domestic bank accounts, the Debtor operates 107 accounts in approximately 47 countries around the world.
A list of the Debtor's bank accounts is detailed below:

(*denotes new account or closed account for this monthly operating report as compared to prior monthly operating report)

DOMESTIC BANK ACCOUNTS

Financial Institution	Account Location	Acct #
1ST SOURCE BANK	South Bend, IN	n/a
AMSOUTH BANK	Birmingham, AL	n/a
AMSOUTH BANK	Knoxville, TN	n/a
ASSOCIATED BANK -WI	Madison, WI	n/a
BANK OF AMERICA	Chicago, IL	n/a
BANK OF AMERICA	North Charleston, SC	n/a
BANK OF AMERICA	Baltimore, MD	n/a
BANK OF AMERICA	Savannah, GA	n/a
BANK OF AMERICA	Greenville, SC	n/a
BANK OF AMERICA	Richmond, VA	n/a
BANK OF AMERICA	Greensboro, NC	n/a
BANK OF AMERICA	Wichita, KS	n/a
BANK OF AMERICA	Springfield, MO	n/a
BANK OF AMERICA	Kansas City, MO	n/a
BANK OF AMERICA	Portland, OR	n/a
BANK OF AMERICA	Austin, TX	n/a
BANK OF AMERICA	San Antonio, TX	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA CALIF PZ	San Francisco, CA	n/a
Bank of America PZ-CA	DeKalb, Ga	n/a
BANK OF AMERICA SFOTK	San Francisco, CA	n/a
BANK OF AMERICA -SILVER WINGS	San Francisco, CA	n/a
BANK OF AMERICA WASHINGTON	Seattle, WA	n/a
BANK OF HAWAII	Honolulu, HI	n/a
BANK OF ILLINOIS (Air Wisconsin)	Normal, IL	n/a
BANK OF NEW YORK	New York, NY	n/a
BANK OF NEW YORK	White Plains, NY	n/a
BANK OF OKLAHOMA	Tulsa, OK	n/a
BANK OF THE WEST	San Jose, Ca	n/a
BANK ONE	Chicago, IL (Miami Cluster)	n/a
BANK ONE	Grand Rapids, MI	n/a
BANK ONE (Tickets By Mail)	Detroit, MI	n/a
BANK ONE	Detroit, MI	n/a
BANK ONE	Lexington, KY	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE (AirWisconsin)	Traverse City, MI	n/a
BANK ONE (CAFETERIA)	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE INDIANAPOLIS	Indianapolis, IN	n/a
BANK ONE OF OKLAHOMA	Oklahoma City, OK	n/a
CANADIAN IMPERIAL	Toronto, Ontario Canada	n/a
CANANDAIGUA NAT BANK & TRUST	Pittsford, NY	n/a
CAPITAL CITY BANK & TRUST CO	Atlanta, Ga	n/a
CAPITAL SAVINGS BANK	El Paso, TX	n/a
Charter One Bank	Binghamton, NY	n/a
CHASE BANK	New York, NY	n/a
CHASE MANHATTAN BANK (FirstBank)	St. Thomas, USVI	n/a
CHASE MANHATTAN BANK	New York, NY (LGA)	n/a
CHITTENDEN TRUST CO	Burlington, VT	n/a
CITIBANK	New York, NY	n/a
CITIBANK	New York, NY	n/a
CITIBANK (EMP WELFARE)	New York, NY	n/a
CITIBANK, N.A.	Jamaica, NY (JFK)	n/a
City National Bank	Charleston, WV	n/a
COMERICA	Detroit, MI	n/a
COMERICA (AirWisconsin)	Lansing, MI	n/a
COMMUNITY BANK OF COLORADO CO	Gunnison, CO	n/a
FIFTH THIRD BANK	Florence, KY	n/a
FIFTH THIRD BANK	Kalamazoo, MI	n/a
FIRST BANK OF AVON	Avon, CO	n/a
FIRST CITIZENS BANK	Raleigh, NC	n/a
FIRST CITIZENS BK-RALEIGH	Charlotte, NC	n/a
FIRST HAWAIIAN BANK	Honolulu, HI	n/a
FIRST MIDWEST BANK	Moline, IL	n/a
FIRST NATIONAL BANK OF ROCKIES	Hayden, CO	n/a
FIRST UNION	Philadelphia, PA	n/a
FIRST UNION BANK	Allentown, PA	n/a
FIRST UNION BANK	Roanoke, VA	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRSTAR BANK	Cedar Rapids, IA	n/a
FIRSTAR BANK	St. Louis, MO	n/a
FIRSTAR, N.A.	Cleveland, OH	n/a
FLEET	Boston, MA	n/a
FLEET BANK	Manchester, NH	n/a
FLEET NATIONAL BANK	Providence, RI	n/a
FREELAND STATE BANK	Freeland, MI	n/a
FVB COLONIAL	Richmond, VA	n/a
HARRIS BANK	Chicago, IL	n/a
HSBC	Buffalo, NY	n/a
JACKSON STATE BANK-WY	Jackson Hole, WY	n/a
JP MORGAN CHASE	New York, NY	n/a
JP MORGAN CHASE	New York, NY	n/a
KEY BANK	Newburgh, NY	n/a
KEY BANK	Dayton, OH	n/a
KEY BANK OF CENTRAL N.Y.	Syracuse, NY	n/a
KEY BANK OF EASTERN N.Y.	Albany, NY	n/a
M & I BANK	Milwaukee, WI	n/a
M & I BANK FOX VALLEY	Appleton, WI	n/a
M & I BANK OF MOSINEE	Mosinee, WI	n/a
M & I MARSHALL & ILSLEY	Green Bay, WI	n/a
M & T BANK	Middletown, PA	n/a
MONTROSE BANK CO	Montrose, CO	n/a
NATIONAL CITY	Columbus, OH	n/a
NATIONAL CITY BANK	Pittsburgh, PA	n/a
NATIONAL CITY BANK OF INDIANA	Fort Wayne, IN	n/a
NATIONAL CITY BANK OF MI/IL	Peoria, IL	n/a
NATIONAL CITY BANK OF MI/IL (AW)	Springfield, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST BANK (WHQ Deposits)	Chicago, IL	n/a
NORTHERN TRUST CO 15 & 16	Chicago, IL	n/a
NORTHERN TRUST CONTROL ACCT	Chicago, IL	n/a
NORTHERN TRUST FIELD REFUNDS	Chicago, IL	n/a
NORTHERN TRUST LOCAL DISB	Chicago, IL	n/a
PEOPLES HERITAGE	Portland, ME	n/a
PNC Bank	Avoca, PA	n/a
PNC Bank	State College, PA	n/a
RIGGS NATIONAL	Washington, DC	n/a
SUN TRUST	Washington, DC	n/a
SUN TRUST BANK	Nashville, TN	n/a
SUN TRUST BANK	Orlando, FL	n/a
THE NORTHERN TRUST	Chicago, IL	n/a
TIDEWATER BANK	Norfolk, VA	n/a
U.S. BANK OF MINNESOTA	Medford, OR	n/a
UNION BANK OF CALIFORNIA	San Diego, CA	n/a
UNIZAN BANK	North Canton, OH	n/a
US Bank	Fargo, ND	n/a
US BANK	Aspen, CO	n/a
US BANK	Rapid City, SD (Mileage Plus)	n/a
US BANK (HELENA, MONTANA)	Billings, MT	n/a
US BANK (MINNESOTA)	Lincoln, NE	n/a
US BANK (MINNESOTA)	Seattle, WA	n/a
WACHOVIA	Chicago, IL	n/a
Wachovia Bank & Trust	Charlottesville, VA	n/a
Wachovia Bank & Trust	Cayce, SC	n/a
WACHOVIA BK & TRST 230 OPER	Chicago, IL	n/a
WACHOVIA BK & TRST 231 PZ	Chicago, IL	n/a
WACHOVIA: "MPI"	Chicago, IL	n/a
WACHOVIA: "OFFICERS"	Chicago, IL	n/a
WACHOVIA: "PREMIER"	Chicago, IL	n/a
WEBSTER BANK	Hartford, CT	n/a
WELLS FARGO	Portland, OR	n/a
WELLS FARGO	Los Angeles, CA	n/a
WELLS FARGO	Seattle, WA	n/a
WELLS FARGO	Grapevine, TX	n/a
WELLS FARGO	Anchorage, AK	n/a
WELLS FARGO BANK	Phoenix, AZ	n/a
WELLS FARGO BANK	Houston, TX	n/a
WELLS FARGO BANK IOWA	Des Moines, IA	n/a
WELLS FARGO BANK N. DAKOTA	Bismarck, ND	n/a
WELLS FARGO BANK S. DAKOTA	Rapid City, SD	n/a
WELLS FARGO BANK WEST	Denver, CO	n/a
WELLS FARGO BANK WEST	Ignacio, Colorado	n/a
WELLS FARGO BANK WEST	Colorado Springs, CO	n/a
WELLS FARGO BANK, N.A.	Boise, ID	n/a
WELLS FARGO BANK, NA	Las Vegas, NV	n/a
WELLS FARGO BANK-NE	Omaha, NE	n/a
WELLS FARGO-LAS VEGAS	Las Vegas, NV	n/a
WELLS FARGO-MINNESOTA	Minneapolis, MN	n/a
WELLS FARGO-NEW MEXICO	Albuquerque, NM	n/a
WELLS FARGO-SOUTH DAKOTA	Sioux Falls, SD	n/a
WESTAMERICA BANK	Suisun, CA	n/a
WHITNEY NATIONAL	New Orleans, LA	n/a
ZIONS BANK:AW	Salt Lake City, UT	n/a

SCHEDULE G - Bank Accts and Financial Institution Relationships

EUROPEAN BANK ACCOUNTS

Financial Institution			Location	Bank Acct #
ABN AMRO			Switzerland	n/a
ABN AMRO			ENGLAND	n/a
ABN AMRO			ENGLAND	n/a
ABN AMRO			ENGLAND	n/a
KREDIETBANK			Belgium	n/a
COMMERZ BANK			Germany	n/a
COMMERZ BANK			Germany	n/a
COMMERZ BANK			Germany	n/a
BANQUE NATIONALE de PARIS			France	n/a
BANQUE NATIONALE de PARIS			France	n/a
BANQUE NATIONALE de PARIS			France	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)			England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)			England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)			England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)			England	n/a
BANK OF IRELAND			Ireland	n/a
MONTE DE PASCHI			Italy	n/a
ABN AMRO BANK			Netherlands	n/a

ASIA-PACIFIC BANK ACCOUNTS

Financial Institution			Location	Bank Acct #
AUSTRALIA & NEW ZEALAND BANKING GROUP			Australia	n/a
CHINA CONSTRUCTION BANK			China	n/a
BANK OF CHINA			China	n/a
CHINA CONSTRUCTION BANK			China	n/a
BANK OF CHINA			China	n/a
BANK OF EAST ASIA			Hong Kong	n/a
HONGKONG & SHANGHAI BANK			Hong Kong	n/a
BANK OF EAST ASIA			Hong Kong	n/a
HONGKONG & SHANGHAI BANK			Hong Kong	n/a
CITIBANK			India	n/a
THE BANK OF TOKYO MITSUBISHI			Japan	n/a
THE BANK OF TOKYO MITSUBISHI			Japan	n/a
THE BANK OF TOKYO MITSUBISHI			Japan	n/a
THE BANK OF TOKYO MITSUBISHI			Japan	n/a
THE BANK OF TOKYO MITSUBISHI			Japan	n/a
BANK OF AMERICA			Korea	n/a
KOREA EXCHANGE BANK			Korea	n/a
KOREA EXCHANGE BANK			Korea	n/a
KOREA EXCHANGE BANK			Korea	n/a
BANK OF AMERICA			Korea	n/a
BANK OF AMERICA			Korea	n/a
WESTPAC BANKING CORPORATION			New Zealand	n/a
WESTPAC BANKING CORPORATION			New Zealand	n/a
BANK OF AMERICA			Singapore	n/a
BANK OF AMERICA			Thailand	n/a
CITIBANK			Taiwan	n/a
CITIBANK			Taiwan	n/a
BANK OF AMERICA HONG KONG			Hong Kong	n/a
BANK OF AMERICA HONG KONG			Hong Kong	n/a
BANK OF AMERICA HONG KONG			Hong Kong	n/a
BANK OF AMERICA HONG KONG			Hong Kong	n/a
BANK OF AMERICA HONG KONG			Hong Kong	n/a

LATIN AMERICA BANK ACCOUNTS

Financial Institution			Location	Bank Acct #
CITIBANK			Argentina	n/a
BANCO DE BOSTON			Argentina	n/a
BANCO DE LA NACION			Argentina	n/a
BANCO RIO DE LA PLATA			Argentina	n/a
CARIBBEAN MERCANTILE BANK			Aruba	n/a
CARIBBEAN MERCANTILE BANK			Aruba	n/a
BANCO SAFRA			Brazil	n/a
BANCO SAFRA			Brazil	n/a
UNIBANCO			Brazil	n/a
BANCO DE BRASIL			Brazil	n/a
BANCO BOSTON			Brazil	n/a
BANCO SAFRA			Brazil	n/a
BANCO SAFRA			Brazil	n/a
BANCO DE CHILE			Chile	n/a
BANCO DE CHILE			Chile	n/a
BANCO DE COSTA RICA			Costa Rica	n/a
BANCO DE COSTA RICA			Costa Rica	n/a
BANCO DE SAN JOSE			Costa Rica	n/a
BANCO DE SAN JOSE			Costa Rica	n/a
BANCO DE OCCIDENTE			Guatemala	n/a
CITIBANK			Guatemala	n/a
BANCA SERFIN			Mexico	n/a
BANCA SERFIN			Mexico	n/a
BANCO CUSCATLAN			El Salvador	n/a
CITIBANK			El Salvador	n/a
SUDAMERIS BANK			Uruguay	n/a
SUDAMERIS BANK			Uruguay	n/a
BANCO MERCANTIL			Venezuela	n/a
BANCO PROVINCIAL			Venezuela	n/a
BANCO MERCANTIL			Venezuela	n/a

OFFLINE BANK ACCOUNTS

Financial Institution			Location	Bank Acct #
BANCO POPULAR			PUERTO RICO	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE			CANADA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE			CANADA	n/a
CITIBANK			PANAMA	n/a
CITIBANK			PHILIPPINES	n/a
CITIBANK			PHILIPPINES	n/a
CITIBANK			HUNGARY	n/a
PRODUBANCO			ECUADOR	n/a
ISLANDSBANKI			ICELAND	n/a
MERITA BANK			FINLAND	n/a
BANCO POPULAR ESPANOL-ESP			SPAIN	n/a
SKANDINAVISKA			SWEDEN	n/a
SWISS BANK CORP			SWITZERLAND	n/a
BANK AUSTRIA AG			AUSTRIA	n/a
DANSKE BANK			DENMARK	n/a
CHRISTIANA BANK (NORDEA BANK NORGE ASA)			NORWAY	n/a
CREDIT LYONNAIS			VIETNAM	n/a
CAYMAN NATIONAL BANK			BRITISH WI	n/a
NED BANK			SOUTH AFRICA	n/a
BANK HANDLOWY			POLAND	n/a
BANCO COMERCIAL PORTUGAL			PORTUGAL	n/a
BANCO COLPATRIA			COLOMBIA	n/a
BANCO COLPATRIA			COLOMBIA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE			CANADA	n/a
BANK OF MONTREAL			CANADA	n/a

SUBSIDIARY BANK ACCOUNTS

Financial Institution			Country	Bank Acct #

UNITED AVIATION FUELS CORP.
NOTHERN TRUST BANK			USA	n/a
UNITED WORLDWIDE CORP.
JP MORGAN CHASE			USA	n/a
MILEAGE PLUS, INC.
SHORE BANK			USA	n/a
PREMIER MEETING & TRAVEL SERVICES, INC.
BANK ONE			USA	n/a
BANK ONE			USA	n/a
MY POINTS.COM, INC.
SILICON VALLEY BANK			USA	n/a
SILICON VALLEY BANK			USA	n/a
SILICON VALLEY BANK			USA	n/a
FLEET BANK			USA	n/a
WELLS CAPITAL MANAGEMENT			USA	n/a
WELLS FARGO BANK			USA	n/a
UAL LOYALTY SERVICES
BANK ONE			USA	n/a
BANK ONE			USA	n/a
BANK ONE			USA	n/a
BANK ONE			USA	n/a
KION DE MEXICO
BANCA SERFIN, S.A.			MEXICO	n/a
BANCA SERFIN, S.A.			MEXICO	n/a
CITIBANK			USA	n/a

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition as the taxes come due. Please indicate whether the following post-petition taxes have been paid or deposited as they came due.

( ) Check here if no employees.

TAX	YES	NO	NOT REQUIRED	WHEN DUE
Federal income tax withholding	X
FICA withholding	X
Employer's share FICA	X
Federal Unemployment Taxes	X
State Income Tax Withholding	X
Sales Tax	X
Other Tax	X

If any taxes have not been paid when due complete this table:

TAX NOT PAID	AMOUNT NOT PAID	DATE OF LAST PAYMENT

Note: Tax related payments withheld from UAL and its subsidiaries' employee wages are paid to a third party payroll service, Deloitte & Touche LLP., with the exception of Mileage Plus who pays such tax related payments to Automatic Data Processing.